[SEAL]

                        STATE OF COLORADO

                          DEPARTMENT OF
                              STATE
                           CERTIFICATE

     I, DONETTA DAVIDSON, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT

             ACCORDING TO THE RECORDS OF THIS OFFICE

                 INTERNATIONAL TRAVEL CD'S, INC.
                      (COLORADO CORPORATION)



FILE # 20001142238 WAS FILED IN THIS OFFICE ON JULY 20, 2000 AND HAS COMPLIED WITH THE APPLICABLE PROVISIONS OF THE LAWS OF THE STATE OF COLORADO AND ON THIS DATE IS IN GOOD STANDING AND AUTHORIZED AND COMPETENT TO TRANSACT BUSINESS OR TO CONDUCT ITS AFFAIRS WITHIN THIS STATE.



Dated: July 20, 2000






                           /s/Donetta Davidson
                          ----------------------
                             SECRETARY OF STATE


          Exhibit 3.1 - Pg. 1


                Mail to: Secretary of State       For office use only
                   Corporations Section
                  1560 Broadway, Suite 200         [STAMP - ILLEGIBLE]
                      Denver, CO 80202
                       (303) 894-2251
                     Fax (303) 894-2242
Please include a
typed self-addressed                              20001142238   0
envelope                                          $   100.00
                                                  SECRETARY OF STATE
MUST BE TYPED                                     07-20-2000  16:21:09
FILING FEE: $50.00                                --------------------
MUST SUBMIT TWO COPIES


                       ARTICLES OF INCORPORATION

Corporation Name    International Travel CD's, Inc.
                 -----------------------------------------------------

Principal Business Address   2 N. Cascade Avenue, Suite 1100, Colorado
                             Springs, 80903
                           -------------------------------------------
                                   (Include City, State, Zip)

Cumulative voting shares of stock is authorized   Yes [ ]   No [X]

If duration is less than perpetual enter number of years     N/A
                                                        --------------

Preemptive rights are granted to shareholders.    Yes [ ]   No [X]

Stock information: (If additional space is needed, continue on a separate sheet of paper.)

Stock Class  Common Stock   Authorized Shares  20,000,000   Par Value none
           ----------------                   ------------           ------

Stock Class Preferred Stock Authorized Shares   5,000,000   Par Value none
           ----------------                   ------------           ------

The name of the initial registered agent and the address of the registered office is: (If another corporation, use last name space)

Last Name    Wolcott             First & Middle Name     Joshua Neale
          ----------------                           ---------------------

Street Address 2 N. Cascade Avenue, Suite 1100, Colorado Springs, CO 80903
              ------------------------------------------------------------
                              (Include City, State, Zip)

      The undersigned consents to the appointment as the initial registered agent.

Signature of Registered Agent    /s/Joshua N. Wolcott
                              -------------------------------------------

These articles are to have a delayed effective date of:   N/A
                                                       ------------------

Incorporators: Names and addresses: (If more than two, continue on a separate sheet of paper.

            NAME                            ADDRESS

     Joshua N. Wolcott           1357 S. Josephine Street, Denver 80210
----------------------------     --------------------------------------

----------------------------     --------------------------------------

Incorporators who are natural persons must be 18 years or more. The undersigned, acting as incorporator(s) of a corporation under the Colorado Business Corporation Act, adopt the above Articles of
Incorporation.

Signature /s/Joshua N. Wolcott        Signature
         ------------------------               ------------------------



                                                       Revised 7/95


          Exhibit 3.1 - Pg. 2